EXHIBIT INDEX

Exhibit No.	Description
99.1	Franklin Electric Co., Inc. Management Incentive Plan (incorporated by reference to Exhibit A to the Company’s 2010 Proxy Statement for the Annual Meeting held on April 30, 2010).